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   1                                                                 Exhibit 4.5

SPECIMEN
                                                                   COMMON SHARES
NUMBER
AD

                                  ADAMS GOLF, INC.

                INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                   THE SHARES REPRESENTED BY THIS CERTIFICATE ARE
                    TRANSFERABLE AT THE MAIN OFFICES OF THE BANK
                      OF NEW YORK, INC. IN NEW YORK, NEW YORK.

COMMON STOCK                                             SEE REVERSE FOR CERTAIN
                                                         DEFINITIONS AND LEGENDS

THIS CERTIFIES THAT                                           CUSIP  006228 10 0


                                      SPECIMEN


IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.001 PER SHARE OF THE
                                   COMMON STOCK OF
                                   ADAMS GOLF, INC.
transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to the provisions of the laws of the State of Delaware and to all of the provisions of the Certificate of Incorporation and the Bylaws of the Corporation, as amended from time to time (copies of which are on file at the office of the Corporation), to all of which the holder of this certificate by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by its duly authorized officers and its corporate seal to be hereto affixed.

Dated:

COUNTERSIGNED AND REGISTERED
     THE BANK OF NEW YORK
          TRANSFER AGENT AND REGISTRAR

BY

               AUTHORIZED SIGNATURE


CHIEF EXECUTIVE OFFICER AND PRESIDENT                  SECRETARY AND TREASURER

                                  ADAMS GOLF, INC.
                                   CORPORATE SEAL
                                      DELAWARE
                                        1990


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                                   ADAMS GOLF, INC.

     The Corporation is authorized to issue Common Stock, par value $.001 per share, and Preferred Stock, par value $.01 per share. The Board of Directors of the Corporation has authority to fix the number of shares and the designation of any series of Preferred Stock and to determine the powers, designations, preferences and relative, participating, optional or other special rights between classes of stock or series thereof of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights. The Corporation will furnish without charge to each stockholder who so requests a full statement of the foregoing as established from time to time by the Certificate of Incorporation of the Corporation and by any certificate of designations. Any such request should be made to the Secretary of the Corporation at the offices of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


     TEN COM   -    as tenants in common
     TEN ENT   -    as tenants by the entireties
     JT TEN    -    as joint tenants with right
                    of survivorship and not as
                    tenants in common

UNIF GIFT MIN ACT --_________Custodian__________
                      (Cust)           (Minor)
               Under Uniform Gifts to Minors
               Act__________________________
                         (State)
UNIF TRF MIN ACT -- _________Custodian (until age____)
                     (Cust)
                    _________Under Uniform Transfer
                    (Minor)
                    to Minors Act__________________
                                        (State)



    Additional abbreviations may also be used though not in the above list.

For value received, _____________________ hereby sell, assign and transfer unto
   PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE
     __________________________________

_______________________________________________________________________________
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
_______________________________________________________________________________
_______________________________________________________________________________
_________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      --------------------

                                        X
                                         --------------------------------
                                                  (SIGNATURE)
     NOTICE:
THE SIGNATURE(S) TO THIS ASSIGNMENT
MUST CORRESPOND WITH THE NAME(S)
AS WRITTEN UPON THE FACE OF THE
CERTIFICATE IN EVERY PARTICULAR
WITHOUT ALTERATION OR ENLARGEMENT
OR ANY CHANGE WHATEVER.
                                        X
                                         --------------------------------
                                                  (SIGNATURE)

                                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                        AN ELIGIBLE GUARANTOR INSTITUTION
                                        (BANKS, STOCKBROKERS, SAVINGS AND LOAN
                                        ASSOCIATIONS AND CREDIT UNIONS WITH
                                        MEMBERSHIP IN AN APPROVED SIGNATURE
                                        GUARANTEE MEDALLION PROGRAM), PURSUANT
                                        TO S.E.C. RULE 17Ad-15.
                                        SIGNATURE(S) GUARANTEED BY:

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